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                                                              Exhibit 23.1

CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference of our report included in this Form 10-K, into the Company's previously filed Registration Statement Files Nos. 333-52344, 333-55326 and 333-71812.



                                               /s/ Arthur Andersen LLP

Hartford, Connecticut
March 1, 2002